ING Life Insurance and Annuity Company
Variable Annuity Account B

Aextra Assets

Supplement dated February 21, 2005 to the
Contract Prospectus and Statement of Additional Information, each dated May 1, 1996, as supplemented on August 14, 1997, August 21, 2000, December 14, 2000,
August 18, 2004 and February 14, 2005

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information. You should read this Supplement along with the current Contract Prospectus and Statement of Additional Information (SAI).

1.

In connection with the substitution of funds described in the August 18, 2004 supplement to the Contract Prospectus and SAI, the following new investment options will be available under your contract as of the effective date of the substitution. You will receive a separate supplement detailing the substitution.

ING Oppenheimer Strategic Income Portfolio (Initial Class) ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)
2.	The following adds information about the new funds to the Fund Expense Table in the Contract Prospectus.
Fund Name	Management (Advisory) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Oppenheimer Strategic Income Portfolio (Initial Class) (1)	0.50%	0.04%	0.54%	--	0.54%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class) (2)(3)	0.64%	0.02%	0.66%	--	0.66%
(1) The fees and expenses shown are based on estimated expenses for the current fiscal year.
(2) Effective December 1, 2004, Management (Advisory) Fees have been restated to reflect a decrease from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio.

(3) Effective December 1, 2004, the administrative fees included in Other Expenses have been restated to reflect a decrease from 0.20% to 0.02% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio.

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3.	The following adds information about the new funds to the Contract Prospectus.
Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investment Strategies
ING Partners, Inc. -- ING Oppenheimer Strategic Income Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: OppenheimerFunds, Inc.

Seeks a high level of current income principally derived from interest on debt securities. Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. Government securities; and lower-grade high-yield securities of U.S. and foreign companies.

ING Partners, Inc. -- ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates Inc.

Seeks long-term capital appreciation. Will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. Focuses on midsize companies whose earnings are expected to grow at a rate faster than the average company.

X.76002-04	Page 2 of 2	February 2005